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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
              (Date of earliest event reported): September 8, 1999



                      OneSource Information Services, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Delaware                 000-28549                 04-3204522
-------------------------------     -----------              -------------
(State or Other Jurisdiction of     (Commission              (IRS Employer
         Incorporation)             File Number)           Identification No.)


                300 Baker Avenue                150 CambridgePark Drive
               Concord, MA 01742                  Cambridge, MA 02140
    ----------------------------------------      -------------------
    (Address of Principal Executive Offices)       (Former Address)



       Registrant's telephone number, including area code: (978) 318-4300



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Item 5.       OTHER EVENTS.

              On September 8, 1999, Corporate Technology Information Services, Inc., a Delaware corporation ("CTI"), the Registrant, and OneSource Content Corporation, a Delaware corporation and wholly owned subsidiary of the Registrant ("Subsidiary") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Subsidiary will merge with and into CTI. A copy of the Merger Agreement and the related Escrow Agreement are attached hereto as Exhibits 2.1 and 2.2, respectively and are incorporated herein by reference. The Merger Agreement provides that CTI will be the surviving corporation and the parties anticipate that the merger will occur in October, 1999, subject to the satisfaction of the conditions set forth in the Merger Agreement.

ITEM 7. EXHIBITS.

              2.1 Agreement and Plan of Merger dated September 8, 1999 by and among the Registrant, Corporate Technology Information Services, Inc., OneSource Content Corporation and Andrew Campbell.

              2.2 Escrow Agreement dated September 8, 1999 by and among the Registrant, Corporate Technology Information Services, Inc., Andrew Campbell and Citizens Bank of Massachusetts.

              99.1 Press release of the Registrant dated September 9, 1999

         This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about plans and objectives of management and market growth and opportunity. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements. Important cautionary statements and risk factors that would affect actual results are discussed in Registrant's Registration Statement on Form S-1, as amended, and its quarterly report on Form 10-Q for the quarter ended June 30, 1999, each as filed with the Securities and Exchange Commission.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.


                                     ONESOURCE INFORMATION SERVICES, INC.

September 8, 1999
                                     By: /s/ Roy D. Landon
                                         ---------------------------------------
                                         Roy D. Landon
                                         Vice President, Chief Financial Officer










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                                  EXHIBIT INDEX





EXHIBIT NO.                                DESCRIPTION

2.1 Agreement and Plan of Merger dated September 8, 1999 by and among the Registrant, Corporate Technology Information Services, Inc., OneSource Content Corporation and Andrew Campbell

2.2 Escrow Agreement dated September 8, 1999 by and among the Registrant, Corporate Technology Information Services, Inc., Andrew Campbell and Citizens Bank of Massachusetts

99.1               Press release of the Registrant dated September 9, 1999